Exhibit 10.1

#SECTION “B” - SUBSCRIPTION AGREEMENT

BELEZA LUXURY GOODS, INC.

SUBSCRIPTION AGREEMENT

By signing this Subscription Agreement, without waiving any of your rights under applicable federal or state laws, you agree as follows:

1.          You have received and read the Beleza Luxury Goods, Inc. Confidential Private Placement Offering Memorandum dated December, 2006 ("Offering Memorandum") prior to the execution of this Subscription Agreement. You have relied solely upon such documents and upon independent investigations made by you or by your representatives in making your decision to purchase Units and no oral or written representations apart from those contained in the foregoing documents have been made to or relied upon by you;

2.          You are aware that no federal or state agency has approved or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Units;

3.          You understand that an investment in Units involves certain risk factors and conflicts of interest, many of which are referred to in the Offering Memorandum;

4.          You have the requisite knowledge and experience to assess the relative business and tax matters and risks, or have relied upon the advice of experienced advisors with regard to tax aspects, risks and other considerations involved in this investment;

5.          You and your counsel and/or advisor(s) (collectively, "representatives") have made or have had the opportunity to make such inspections as you have deemed necessary, whether to investigate any information given by the Offering Memorandum, to further your evaluation of the investment, or otherwise;

6.          You and your representatives have had the opportunity to discuss all material aspects of this transaction with Management or with its authorized agents, and any questions asked have been answered to the full satisfaction of you and your representatives;

7.          You are investing in the Units with a reasonable expectation of an economic profit from such investment apart from tax benefits. You understand the sale of the Units has not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of specified exemptions there from which depend upon, among other things, the bona fide nature of your investment intent as expressed herein;

8.          Your overall commitment to investments which are not readily marketable is not disproportionate to your net worth and your investment in the Units will not cause such overall commitment to become excessive;

9.          You have adequate net worth and means of providing for your current needs and contingencies to sustain a complete loss of your investment in the Company at the time of investment, and have no need for liquidity in your investment in the Units. You currently can afford a complete loss of your investment;

10.        You are aware that there is no public market for the Units, that it is unlikely that any such market will develop, and that it may not be possible to liquidate your investment readily. You agree not to transfer or assign this Subscription Agreement, or any of your interest herein, and further agree that the transfer or assignment of the Units acquired pursuant hereto shall be made only in accordance with the terms set forth in the Offering Memorandum and all applicable laws;

11.        You have attained the age of majority (as established in the state in which you reside), if an individual, and are under no legal disability with respect to entering into a contractual relationship with the Company and executing this Subscription Agreement;

12.        If and when this Subscription Agreement is accepted, you will have purchased the number of Units set forth above your signature on the signature page of this Subscription Agreement. The Units which you offer to purchase hereby shall not be deemed issued to, or owned by you until (i) you have fully paid the initial subscription price in cash, and (ii) the Company has accepted your offer of purchase. The Company shall have until the Closing Date of the Offering or any extension to accept or reject your offer, in its sole discretion;

13.        By your signature hereto and by checking the applicable box below, you hereby specifically represent and warrant that you are the sole party in interest with respect to the purchase of Units hereunder, that you satisfy the net worth and/or income requirements set forth opposite the box checked by you, and that you are eligible to purchase such Units under the suitability standards of your state of residence and, if different, of the state in which the Units are to be purchased. In the case of sales to fiduciary accounts, the fiduciary represents that such conditions are met by the fiduciary, by the fiduciary account, or by the contributor who directly or indirectly supplies the funds for the purchase of Units. You are aware that the selling agent and/or the authorized dealer will rely upon your foregoing representations;

14.       You agree to indemnify and hold harmless the Company, and its respective officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of your failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by you herein or in connection with the purchase of the Units, or in any document provided by you to the Company.

15.       All information which you have provided to the Company concerning your financial position and knowledge of financial business matters and set forth on the completed Purchaser Suitability Questionnaire submitted herewith is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, you will immediately provide the Company with such information; and

16.       You agree that within five days after receipt of a written request from the Company, you will provide such information and execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

17.       The undersigned is an accredited investor under Regulation "D" of the Act as follows (check applicable box):

Accredited Investor

____	has an individual net worth, or a joint net worth with his spouse, in excess of $1,000,000
____	had an annual income in 2004 and 2005 in excess of $200,000 or a joint income with spouse of $300,000 and reasonably anticipates that in 2000 he/she will have an annual income in excess of $200,000 or a joint income with spouse of $300,000
____	is a bank
____	is an investment company under the Investment Company Act of 1940
____	is a director or executive officer of the Company
____	is an entity (including a corporation, partnership, IRA or Keogh plan account) in which all of the equity owners (or beneficiaries in the case of IRA or Keogh plan accounts) individually are accredited investors as described above. In which case, each equity owner is executing and delivering concurrently herewith a Subscription Agreement and Purchaser-Suitability Questionnaire. (Note: a Keogh plan in which individual beneficiaries direct the investment of segregated accounts for their individual benefit may subscribe if the individual directing the subscription is accredited.)
____	is an employee benefit plan (i) in which investment decisions are made by a plan fiduciary which is a bank, insurance company or registered investment adviser, or (ii) which has total assets exceeding $5 million.

18.       In the alternative, the undersigned is not an accredited investor, under Regulation "D" of the Act, but satisfies the standard or standards checked below (check applicable box):

Non-Accredited Investor

If Purchasing $30,000 or More of Units

____	has an annual gross income of at least $65,000 and a net worth (exclusive of home, home furnishings and automobiles) of at least $125,000; or

____	irrespective of annual gross income, a net worth of $250,000 (determined with the same exclusions), or

____	in the case of sales to fiduciary accounts, the fiduciary represents that such conditions are met by the fiduciary, the fiduciary account or the contributor who directly or indirectly supplies the funds for the purchase of Units.

If Purchasing Less Than $30,000 of Units

____	has an annual gross income of at least $65,000 and a net worth (exclusive of home, home furnishings and automobiles) of at least 5 times the amount invested; or

____	irrespective of annual gross income, a net worth of at least 10 times the amount invested (determined with the same exclusions); or

____	in the case of sales to fiduciary accounts, the fiduciary represents that such conditions are met by the fiduciary, the fiduciary account or the contributor who directly or indirectly supplies the funds for the purchase of Units.

How to Subscribe

The undersigned is subscribing to a total of;

$_____________________(____________________ Units at $0.05 per Unit) by:

____       $__________________(______________________Units) paid by cashier’s check, and/or
____       $__________________(______________________Units) paid by personal check, and/or

Make your check payable to: Beleza Luxury Goods, Inc.

{For details, see How to Subscribe (these instructions are immediately preceding this Subscription Agreement form)}

Print name(s) in which Units are to be registered:

NAME:(1)____________________________________________________________________

Soc. Sec. or Tax I.D. No._________________________________________________________

NAME:(2)____________________________________________________________________

Soc. Sec. or Tax I.D. No._________________________________________________________

Address:______________________________________________________________________

_____________________________________________________________________________

The investment is to be held as follows (check one):

(a)           ____       Husband & Wife, as community property
(b)           ____       Joint Tenants
(c)           ____       Tenants in Common
(d)           ____       Individual
(e)           ____       Corporation
(f)            ____       Partnership
(g)           ____       Trust
(h)           ____       Other

NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY.

The undersigned hereby certifies that the undersigned has answered the foregoing to the best of the undersigned's knowledge that the undersigned's answers are complete and accurate, and the undersigned declares under penalty of perjury that the foregoing is true and correct.

This Agreement constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof

DATED:____________________________ 200_, at _________________________________

Signature(s):

(I)X_____________________________________________________

(2)X_____________________________________________________

NOTE: If Units are to be registered in more than one name, all subscribers must sign.

Acceptance of Subscription

Accepted by Beleza Luxury Goods, Inc. , as of ______________________________, 200_

By:____________________________________________________
      Marcus Smith  – President, CEO, and Chairman of the Board